                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                     Food Court Entertainment Network, Inc.
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                (Name of Registrant as Specified in Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


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    4) Proposed maximum aggregate value of transaction:


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*Set forth the amount on which the filing fee is calculated and state how it was determined.

/X/ Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid: $125
                              -----------------------------------------------

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                     FOOD COURT ENTERTAINMENT NETWORK, INC.
                                34-12 36th Street
                             Astoria, New York 11106
                                     ------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held July 18, 1996
                                     ------
TO OUR STOCKHOLDERS:

   Notice is hereby given that the annual meeting of stockholders of FOOD COURT ENTERTAINMENT NETWORK, INC. (the "Company") will be held on July 18, 1996, at 9:00 A.M. (prevailing time), at the Sky Club, 56th Floor, Met Life Building, 200 Park Avenue, New York, New York for the following purposes:

   1. To elect the Directors named herein, as more fully described in the accompanying Proxy Statement;

   2. To consider and act on amendments to the Company's 1995 Employee Stock Option Plan which (a) increase the number of shares issuable under the Employee Stock Option Plan from 400,000 to 2,000,000 (with the current intention to award options to purchase 600,000 shares to each of the Company's Chairman and the Company's Chief Executive Officer) and (b) provide that members of the Compensation Committee may be removed only with cause;

   3.  To approve a Director Stock Option Plan; and

   4. To transact such other business as may properly come before this meeting or any postponement of adjournment thereof.

   The Board of Directors has fixed May 20, 1996 as the record date for the determination of stockholders entitled to vote at the annual meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

   YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

July 1, 1996
                                 By Order of the Board of Directors,



                                        /s/ Robert H. Lenz
                                        --------------------------------
                                        Robert H. Lenz
                                        Chairman

Proxy Statement Supplement
- --------------------------

                     FOOD COURT ENTERTAINMENT NETWORK, INC.
                                34-12 36th Street
                             Astoria, New York 11106

   This Proxy Statement Supplement (the "Supplement") supplements the Proxy Statement ("Proxy Statement"), dated June 5, 1996, of Food Court Entertainment Network, Inc. (the "Company"). This Supplement and the accompanying Proxy Statement are being used to solicit proxies on behalf of the Board of Directors of the Company in connection with the Company's 1996 Annual Meeting of Stockholders which has been postponed until July 18, 1996. The Supplement updates certain information set forth in the Company's Proxy Statement and the Supplement should be read in conjunction with the Proxy Statement.

   The Board of Directors of the Company has amended the 1996 Stock Option Plan for Directors (the "Plan") described in Proposal 3 to permit participation in the Plan by any non-employee director of the Company who does not beneficially own shares of the Company's Series B Common Stock and, as a result thereof, to increase the aggregate number of shares of the Company's Series A Common Stock which may be issued under the Plan from 550,000 to 630,000. Accordingly, the following information included in the Proxy Statement has been restated as set forth below.

   The information set forth on page 23 of the Proxy Statement under the caption "Eligibility and Number of Options" is restated in its entirety to read as follows:

       "Eligibility and Number of Options

         Each person who (i) is, as of July 18, 1996, a director of the Company or any subsidiary corporation, and (ii) is not as of such date an employee of the Company or any subsidiary corporation, and (iii) does not beneficially own shares of the Company's Series B Common Stock, shall, as of July 18, 1996, automatically be granted an option to purchase 90,000 shares of the Company's Series A Common Stock.

         Each person who (i) is not a director of the Company or any subsidiary corporation as of July 18, 1996, and (ii) is not an employee of the Company or any subsidiary corporation, and (iii) does not beneficially own shares of the Company's Series B Common Stock, and who on or after July 18, 1996 is first elected or appointed as a director of the Company or any subsidiary corporation, shall, as of the date of such election or appointment, automatically be granted an option to purchase 90,000 shares of the Company's Series A Common Stock or such lower number of shares as shall be equal to the number of shares then available (if any) for grant under the Director Plan divided by the number of persons who are to receive options on such date.

         Assuming that the Director Plan is approved by the stockholders of the Company, and assuming all of the non-employee nominees for director are elected, Messrs. Frank, Penisten, Phillips, Wussler, Shapiro, Heyer and McMenamin will each receive, as of July 18, 1996, options under the Director Plan to purchase an aggregate of 90,000 shares of the Company's Series A Common Stock. Mr. Steinberg is not eligible to receive options under the Director Plan."

   The information set forth on page 24 of the Proxy Statement under the caption "Aggregate Number of Shares" is restated to read in its entirety as follows:

       "Aggregate Number of Shares

         The aggregate number of shares which may be issued upon the exercise of options under the Director Plan is 630,000 shares of the Company's Series A Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the

       Company's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan."

   The information set forth on page A-1 of Exhibit A of the Proxy Statement under Section 2 of the Plan is restated to read in its entirety as follows:

       "2. Aggregate Number of Shares

         630,000 shares of the Company's Series A Common Stock, par value $.01 per share ("Series A Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Series A Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Series A Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under the Plan."

   The information set forth on page A-1 of Exhibit A of the Proxy Statement under Section 3 of the Plan is restated in its entirety as follows:

       "3. Participation

         Each person who (i) is, as of July 18, 1996, a director of the Company or any subsidiary corporation, and (ii) is not as of such date an employee of the Company or any subsidiary corporation, and (iii) does not beneficially own shares of the Company's Series B Common Stock shall, as of July 18, 1996, automatically be granted an option to purchase 90,000 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof). Each person who (i) is not a director of the Company as of July 18, 1996, and (ii) is not an employee of the Company or any subsidiary corporation and (iii) does not beneficially own shares of the Company's Series B Common Stock and who on or after July 18, 1996 is first elected or appointed as a director of the Company or any subsidiary corporation shall, as of the date of such election or appointment, automatically be granted an option to purchase 90,000 shares of the Company's Series A Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof) or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Plan divided by the number of persons who are to receive an option on such date, subject, however, to the provisions of Section 6 hereof."

July 1, 1996

                                          By Order of the Board of Directors


                                          /s/ Robert H. Lenz
                                          -----------------------------
                                          Robert H. Lenz
                                          Chairman

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